FORM 8-K

                           SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C. 20549


                                     CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15 (d) OF THE

                             SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported): November 13, 1996


                                  Fulton Bancorp, Inc.
                 (Exact name of registrant as specified in its charter)



  Delaware                           0-21273                43-1754577
State or other jurisdiction         Commission           (I.R.S. Employer
 of incorporation                   File Number           Identification No.)



410, Market Street Fulton, Missouri                           65251
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number (including area code)  (573) 642-6618


                           Not Applicable
         (Former name or former address, if changed since last report)




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Item 8.  Change in Fiscal Year

       On November 13, 1996, the Board of Directors of Fulton Bancorp, Inc. ("Corporation") changed the fiscal year end of the Corporation from April 30 to June 30. A transition report on Form 10-QSB covering the transition period from May 1, 1996 through June 30, 1996 will be filed by December 30, 1996.


                                SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                                       FULTON BANCORP, INC.




DATE:  December 3, 1996                         By:     /s/ Kermit D. Gohring
                                                       -----------------------
                                                        Kermit D. Gohring
                                                        President

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